                                                                       EXHIBIT B
                                                                       ---------

                      SCHEDULE 13D JOINT FILING AGREEMENT


     The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

     (i) The undersigned and each other person executing this Agreement are individually eligible to use the Schedule 13D to which this Exhibit is attached and such Schedule 13D is filed on behalf of the undersigned and each other person executing this Agreement; and

     (ii) The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                                  * * * * * *

                              Page 29 of 31 Pages

     In Witness Whereof, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of August 21, 2000.


                              LEHMAN BROTHERS HOLDINGS INC.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name:  Jennifer Marre
                              Title: Vice President and Secretary

                              LEHMAN BROTHERS INC.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name:  Jennifer Marre
                              Title: Senior Vice President and Secretary

                              LB I GROUP INC.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name:  Jennifer Marre
                              Title: Secretary

                              LEHMAN BROTHERS VENTURE CAPITAL PARTNERS I, L.P.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name:  Jennifer Marre
                              Title: Authorized Signatory

                              LEHMAN BROTHERS VENTURE ASSOCIATES INC.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name:  Jennifer Marre
                              Title: Vice President and Secretary


                              LEHMAN BROTHERS VENTURE GP PARTNERSHIP, L.P.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name:  Jennifer Marre
                              Title: Authorized Signatory

                              LEHMAN BROTHERS VENTURE PARTNERS, L.P.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name:  Jennifer Marre
                              Title: Authorized Signatory

                              LEHMAN BROTHERS 1999 VENTURE GP PARTNERSHIP L.P.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name:   Jennifer Marre
                              Title:  Authorized Signatory

                              LEHMAN BROTHERS VC PARTNERS L.P.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name:   Jennifer Marre
                              Title:  Authorized Signatory

                              LEHMAN BROTHERS MBG VENTURE CAPITAL PARTNERS 1998
                              (A) L.P.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name:   Jennifer Marre
                              Title:  Authorized Signatory

                              LEHMAN BROTHERS MBG VENTURE CAPITAL PARTNERS 1998
                              (B) L.P.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name:   Jennifer Marre
                              Title:  Authorized Signatory

                              LEHMAN BROTHERS MBG VENTURE CAPITAL PARTNERS 1998
                              (C) L.P.

                              By:  /s/ Jennifer Marre
                                   ---------------------------------------------
                              Name: Jennifer Marre
                              Title:     Authorized Signatory

                              Page 31 of 31 Pages